THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS LETTER OF TRANSMITTAL IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. THIS LETTER OF TRANSMITTAL MUST BE COMPLETED AND SUBMITTED BY ALL REGISTERED HOLDERS OF COMMON SHARES ("SHAREHOLDERS") OF ARMADA DATA CORPORATION. SUCH SHAREHOLDERS MUST FORWARD A PROPERLY COMPLETED AND SIGNED LETTER OF TRANSMITTAL AND CERTIFICATE(S) REPRESENTING THEIR COMMON SHARES, AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY, COMPUTERSHARE INVESTOR SERVICES INC., IN ORDER TO RECEIVE THE CONSIDERATION TO WHICH THEY ARE ENTITLED UNDER THE AMALGAMATION (AS DEFINED BELOW). THE DEPOSITARY, YOUR BROKER OR OTHER FINANCIAL ADVISOR CAN ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL.

THIS LETTER OF TRANSMITTAL IS FOR USE ONLY IN CONJUNCTION WITH THE AMALGAMATION BETWEEN ARMADA DATA CORPORATION ("ARMADA") AND 1498798 B.C. LTD. ("ACQUIROR").

THIS LETTER OF TRANSMITTAL MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY. IT IS IMPORTANT THAT YOU VALIDLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN. BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, SHAREHOLDERS ARE STRONGLY URGED TO READ THE SECTION "CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS" OF THE INFORMATION CIRCULAR (AS DEFINED BELOW) WHICH PROVIDES AN OVERVIEW OF CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS FOR THEM WITH RESPECT TO THE AMALGAMATION AND SHAREHOLDERS ARE ALSO STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS PRIOR TO SUBMITTING THIS LETTER OF TRANSMITTAL.

LETTER OF TRANSMITTAL

FOR COMMON SHARES

OF

ARMADA DATA CORPORATION

This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany any certificates or other evidence of ownership of common shares of Armada (the "Shares") deposited in connection with the proposed amalgamation (the "Amalgamation") involving Armada and the Acquiror, that is being submitted for approval at the special meeting of Shareholders on October 28, 2024 at 10:00 a.m. (the "Meeting") as described in the management information circular of Armada dated September 25, 2024 (the "Information Circular"). Capitalized terms used but not defined in this Letter of Transmittal have the meanings ascribed to them in the Information Circular.

The Amalgamation will be completed by way of an amalgamation under the provisions of the Business Corporations Act (British Columbia) in accordance with the terms of an amalgamation agreement between Armada and the Acquiror (the "Amalgamation Agreement"). The Amalgamation Agreement is attached as Appendix C to the Information Circular.

The Amalgamation is subject to, among other things, approval of the Shareholders at the Meeting. Shareholders should refer to the Information Circular for more information regarding the expected timing for completion of the Amalgamation. Upon completion of the Amalgamation, among other things, each Shareholder (other than the Acquiror Parent Group and Shareholders who have validly exercised their Dissent Rights) will be entitled to receive $0.04 in exchange for each Share held. If the Amalgamation is not completed and the Amalgamation Agreement is terminated in accordance with its terms, the Depositary will return to Shareholders the certificate(s) enclosed with their Letter(s) of Transmittal in accordance with the instructions provided in the Letter(s) of Transmittal, and Shareholders will not be entitled to receive any consideration for their Shares.

Shareholders whose Shares are registered in the name of an Intermediary such as a broker, investment dealer, bank, trust company or other intermediary should NOT use this Letter of Transmittal and should contact that Intermediary for instructions and assistance in depositing their Shares.

In order for this Letter of Transmittal to be validly completed, the undersigned is required to provide and complete the necessary information for each of the steps indicated below that are applicable to it or to any beneficial Shareholder on whose behalf the undersigned holds the Shares. Delivery of this Letter of Transmittal to an address other than as set forth herein will not constitute a valid delivery. If Shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner. Any Letter of

Transmittal, once deposited with the Depositary (as defined below), will be irrevocable and may not be withdrawn by a Shareholder, unless the Amalgamation is not completed and the Amalgamation Agreement is terminated in accordance with its terms.

Shareholders (other than the Acquiror Parent Group and Shareholders who have validly exercised their Dissent Rights) who return validly completed and duly executed Letters of Transmittal to the Depositary in accordance with the instructions set out below should receive the aggregate consideration payable for their deposited Shares as soon as reasonably practicable after the Effective Date.

ARMADA AND THE ACQUIROR WILL EFFECT THE AMALGAMATION IF AND WHEN ALL OF THE CONDITIONS TO CLOSING HAVE BEEN SATISFIED OR WAIVED (IF PERMITTED). THE COMPLETION OF THE AMALGAMATION IS SUBJECT TO A NUMBER OF CONDITIONS PRECEDENT, SOME OF WHICH ARE OUTSIDE OF THE CONTROL OF ARMADA AND THE ACQUIROR. THERE CAN BE NO CERTAINTY, NOR CAN ARMADA OR THE ACQUIROR PROVIDE ANY ASSURANCE, THAT THESE CONDITIONS WILL BE SATISFIED OR, IF SATISFIED, THE TIMING AS TO WHEN THEY WILL BE SATISFIED. MOREOVER, A SUBSTANTIAL DELAY IN OBTAINING SATISFACTORY APPROVALS COULD RISK THE COMPLETION OF THE AMALGAMATION.

REGISTERED SHAREHOLDERS WHO DO NOT FORWARD TO THE DEPOSITARY A VALIDLY COMPLETED AND DULY SIGNED LETTER OF TRANSMITTAL, TOGETHER WITH THE CERTIFICATE(S) OR OTHER EVIDENCE OF OWNERSHIP REPRESENTING THEIR DEPOSITED SHARES AND ANY OTHER REQUIRED DOCUMENTS, WILL NOT RECEIVE THE CONSIDERATION TO WHICH THEY ARE OTHERWISE ENTITLED TO UNDER THE AMALGAMATION UNTIL SUCH DEPOSIT IS MADE AND RECEIVED BY THE DEPOSITARY, AND UNTIL THE SAME IS PROCESSED FOR PAYMENT BY THE DEPOSITARY.

IRRESPECTIVE OF WHETHER REGISTERED SHAREHOLDERS FORWARD THEIR SHARE CERTIFICATE(S) OR OTHER EVIDENCE OF OWNERSHIP REPRESENTING THEIR DEPOSITED SHARES TO THE DEPOSITARY UPON COMPLETION OF THE AMALGAMATION ON THE EFFECTIVE DATE, REGISTERED SHAREHOLDERS WILL CEASE TO BE SHAREHOLDERS OF ARMADA AT THE TIME PROVIDED FOR IN THE AMALGAMATION AGREEMENT AND WILL ONLY BE ENTITLED TO RECEIVE THE CONSIDERATION, LESS ANY APPLICABLE WITHHOLDINGS, TO WHICH THEY ARE ENTITLED UNDER THE AMALGAMATION. SHAREHOLDERS WHO DO NOT DELIVER THE SHARE CERTIFICATES REPRESENTING THEIR SHARES OR OTHER EVIDENCE OF OWNERSHIP AND ALL OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY ON OR BEFORE THE DATE WHICH IS SIX YEARS AFTER THE EFFECTIVE DATE WILL LOSE THEIR RIGHT TO RECEIVE ANY CONSIDERATION FOR THEIR SHARES.

Please note that the delivery of this Letter of Transmittal does not constitute a vote in favour of the Amalgamation. To exercise your right to vote at the Meeting, Shareholders must complete and return the applicable form of proxy that accompanied the Information Circular in accordance with the instructions contained on that form of proxy. See the Information Circular for additional information.

TO	ARMADA DATA CORPORATION
AND TO	1498798 B.C. LTD.
AND TO	COMPUTERSHARE INVESTOR SERVICES INC. at its offices set out herein.

STEP 1: DESCRIBE THE SHARE CERTIFICATES BEING TRANSMITTED

In connection with the Amalgamation being considered for approval at the Meeting, the undersigned delivers to you the enclosed certificate(s) or other evidence of ownership for Shares. The following are the details of the enclosed certificate(s):

Description of Share Certificate(s)/DRS Advice(s)

Certificate Number(s)/ DRS Advice Number(s)	Name in Which Registered	Number of Shares Deposited

TOTAL: (If space is not sufficient, please attach a list in the above form)

Notes:

1. The total of the numbers filled in above must equal the total number of Shares enclosed with this Letter of Transmittal.

2. LOST CERTIFICATES: If your certificates have been lost, misplaced, or destroyed, you can replace them by following the directions under Instruction 6 or alternatively by completing Box F of the Letter of Transmittal along with the required payment to Computershare.

3. If your Shares are represented by a DRS advice rather than a certificate you are not required (although it would be preferred) to submit the DRS advice to the Depositary; however, you are still required to complete and submit the Letter of Transmittal to receive the consideration to which you are entitled for your Deposited Shares (as defined below).

STEP 2: MAKE THE FOLLOWING DECLARATION

IN CONNECTION WITH THE AMALGAMATION AND FOR VALUE RECEIVED the undersigned hereby surrenders to the Acquiror, effective as of the time provided for in the Amalgamation Agreement, all of the rights, titles and interests of the undersigned in and to Shares represented by the enclosed certificate(s) or other evidence of ownership (the "Deposited Shares"). The undersigned transmits herewith the certificate(s) or other evidence of ownership described above for cancellation as of the time provided for in the Amalgamation Agreement. The undersigned acknowledges receipt of the Information Circular and represents and warrants that (i) the undersigned is, and will immediately prior to the Effective Time be, the registered holder of the Deposited Shares and owns all the rights and benefits arising from the Deposited Shares, (ii) the Deposited Shares are all of the Shares owned of record, directly or indirectly, by the undersigned, (iii) the undersigned has good and sufficient authority to deposit, sell and transfer the Deposited Shares, (iv) at the Effective Time, the Acquiror will acquire good title to the Deposited Shares free from all liens, charges, encumbrances, claims and security interest and in accordance with the Amalgamation Agreement, (v) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign and transfer the Deposited Shares, (vi) the undersigned will execute and deliver any additional documents necessary or desirable to complete the deposit of such Deposited Shares, (vii) when the aggregate consideration to which the undersigned is entitled pursuant to the Amalgamation Agreement, less any applicable withholdings, is paid to the Depositary, none of Armada, the Acquiror or any affiliate or successor of such persons will be subject to any adverse claim in respect of such Deposited Shares, (viii) all information included by the undersigned in this Letter of Transmittal is true, accurate and complete, and (ix) the undersigned will not, prior to the Effective Time, transfer or permit to be transferred any Deposited Shares, and (x) either the undersigned is not a U.S. Shareholder, or the undersigned is a U.S. Shareholder and has completed and returned to the Depositary with this Letter of Transmittal the IRS Form W-9 (see Item 8 under "Instructions"). The covenants, representations and warranties of the undersigned contained herein survive the completion of the Amalgamation.

The undersigned irrevocably appoints Computershare Investor Services Inc. ("Computershare" or the "Depositary") and any one officer or director of each of the Acquiror, and Armada, and any other person designated by the Acquiror in writing, as the true and lawful agent, attorney and attorney-in-fact of the undersigned with respect to the Deposited Shares in connection with the Amalgamation with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable) to, in the name of and on behalf of the undersigned, (i) register or record the transfer of such Deposited Shares consisting of Shares on the registers of Armada and/or the amalgamated corporation, and (ii) execute and negotiate any cheques or other instruments representing amounts payable to, or to the order of, the undersigned.

The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares other than as set out in this Letter of Transmittal (except with respect to any proxy granted for use at the Meeting or in any agreement entered into among the undersigned and the Acquiror). Other than in connection with the Meeting or in an agreement entered into between the undersigned and the Acquiror, no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Shares by or on behalf of the undersigned, unless the Deposited Shares are not taken up and paid for in connection with the Amalgamation.

The undersigned covenants and agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to convey the Deposited Shares effectively to the Acquiror and/or surrender the Deposited Shares for cancellation. The undersigned understands that by virtue of the execution of this Letter of Transmittal, the undersigned shall be deemed to have agreed to all questions as to validity, form, eligibility (including timely receipt). Acceptance of any Deposited Shares deposited pursuant to the Amalgamation Agreement will be determined by Armada and the Acquiror in their sole discretion and such determination shall be final and binding.

The authority conferred or agreed to be conferred upon the undersigned in this Letter of Transmittal may be exercised during any subsequent legal incapacity of the undersigned and all obligations of the undersigned in this Letter of Transmittal shall survive the death, incapacity, bankruptcy or insolvency of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned instructs the Depositary, upon the Amalgamation becoming effective, to mail the cheques representing payment of the aggregate consideration payable for the Deposited Shares under the Amalgamation, less applicable withholdings, by first class mail, postage prepaid, or to hold such cheques for pick-up, in accordance with the instructions given below. Should the Amalgamation not proceed for any reason, the deposited certificates or other evidence of ownership and other relevant documents shall be returned in accordance with the instructions in the preceding sentence. Under no circumstances will interest accrue or be paid to the undersigned on the payment of the aggregate consideration in respect of the Deposited Shares in connection with the Amalgamation, regardless of any delay in making such payment for the Deposited Shares. The Depositary will act as the mandatary, nominee and agent of Shareholders who have deposited Shares pursuant to the Amalgamation Agreement for the purpose of receiving and transmitting the aggregate consideration to such Shareholders. Receipt of the aggregate consideration under the Amalgamation by the Depositary will be deemed to constitute receipt of payment by Shareholders depositing Shares and such receipt will discharge the Acquiror from its obligations to pay the consideration under the Amalgamation Agreement.

The undersigned acknowledges and agrees that the method of delivery of the certificate(s) or other evidence of ownership representing the Shares, is at the election and risk of the undersigned. The undersigned acknowledges that there shall be no duty or obligation on Armada, the Acquiror, the Depositary or any other Person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice. The Acquiror shall have the right, if it so elects, in its absolute discretion, to instruct the Depositary to waive any irregularity contained in any Letter of Transmittal received by the Depositary.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Amalgamation as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussigné, le soussigné est présumé avoir requis que tout contrat attesté par l'arrangement et son acceptation par cette lettre d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en langue anglaise.

STEP 3: PROVIDE REGISTRATION AND DELIVERY INSTRUCTIONS

BOX A ENTITLEMENT DELI VERY	BOX B ISSUE PAYMENT IN THE NAME OF*:

All cash payments will be issued and mailed to your existing registration unless otherwise stated. If you would like your cash to be paid to a different name or address, please complete BOX B and refer to INSTRUCTION 2 & 3.
☐ MAIL CHEQUE TO ADDRESS ON RECORD (DEFAULT)
☐ MAIL CHEQUE TO A DIFFERENT ADDRESS (MUST COMPLETE BOX B)
☐ HOLD CHEQUE FOR PICKUP AT COMPUTERSHARE OFFICE
Computershare Investor Services Inc.
100 University Avenue, 8th Floor
Toronto ON M5J 2Y1
☐ DELIVER FUNDS VIA WIRE* (COMPLETE BOX D)	☐ CHECK BOX IF SAME AS EXISTING REGISTRATION (DEFAULT)
(NAME)
(STREET NUMBER & NAME)
(CITY AND PROVINCE/STATE)
(COUNTRY AND POSTAL/ZIP CODE)
(TELEPHONE NUMBER (BUSINESS HOURS)
(SOCIAL INSURANCE/SECURITY NUMBER)

*IF THIS NAME OR ADDRESS IS DIFFERENT FROM YOUR REGISTRATION, PLEASE PROVIDE SUPPORTING TRANSFER REQUIREMENTS (SEE INSTRUCTION SECTION 2 & 3)

BOX C RESIDENCY DECLARATION

ALL SHAREHOLDERS ARE REQUIRED TO COMPLETE A RESIDENCY DECLARATION. FAILURE TO COMPLETE A RESIDENCY DECLARATION MAY RESULT IN A DELAY IN YOUR PAYMENT. The undersigned represents that:

☐ The beneficial owner of Armada Shares deposited herewith is a U.S. Shareholder.

☐ The beneficial owner of Armada Shares deposited herewith is not a U.S. Shareholder.

A "U.S. Shareholder" is any Shareholder who is either (i) providing an address in Box "A" that is located within the United States or any territory or possession thereof, or (ii) a "U.S. Holder" as defined in Instruction 8 below. If you are a U.S Holder or acting on behalf of a U.S. Holder, then in order to avoid backup withholding of U.S federal income tax you must provide a complete IRS Form W-9 (enclosed) below or otherwise provide certification that the U.S. Holder is exempt from backup withholding, as provided in Instructions 8 below. If you are not a U.S. Shareholder as defined in (ii) above, but you provide an address that is located within the United States, you must complete an appropriate Form W-8.

BOX E

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED

"AWAITING TIN" ON IRS FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that (i) a TIN has not been issued to me, (ii) either (a) I have mailed an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future, and (iii) I understand that if I do not provide a TIN within 60 days, I will be subject to backup withholding at a rate of 24% of all reportable payments made to me.

Signature:  _____________________________________________________   Date:  _____________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 (OR APPLICABLE INTERNAL REVENUE SERVICE FORM W-8, AS REQUIRED) MAY RESULT IN BACKUP WITHHOLDING OF 24% OF ANY PAYMENTS

BOX F

LOST CERTIFICATES

If your lost certificate(s) forms part of an estate or trust, or are valued at more than CAD $200,000.00, please contact the Depositary for additional instructions. Any person who, knowingly and with intent to defraud any insurance company or other person, files a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

PREMIUM CALCULATION

# of Shares X CAD $0.002 = Premium Payable $__________________ NOTE: Payment NOT required if premium is less than CAD$5.00

I enclose my certified cheque, bank draft or money order payable to Computershare Investor Services Inc.

STATEMENT OF LOST CERTIFICATES

The undersigned (solitarily, jointly and severally, if more than one) represents and agrees to the following: (i) the undersigned is (and, if applicable, the registered owner of the original Share certificate(s), as applicable (the "Original(s)"), at the time of their death, was) the lawful and unconditional owner of the Original(s) and is entitled to the full and exclusive possession thereof; (ii) the missing certificate(s) representing the Original(s) have been lost, stolen or destroyed, and have not been endorsed, cashed, negotiated, transferred, assigned, pledged, hypothecated, encumbered in any way, or otherwise disposed of; (iii) a diligent search for the certificate(s) has been made and they have not been found; and (iv) the undersigned makes this Statement for the purpose of transferring or exchanging the Original(s) (including, if applicable, without probate or letters of administration or certification of estate trustee(s) or similar documentation having been granted by any court), and hereby agrees to surrender the certificate(s) representing the Original(s) for cancellation should the undersigned, at any time, find the certificate(s).

The undersigned hereby agrees, for myself and my heirs, assigns and personal representatives, in consideration of the transfer or exchange of the Original(s), to completely indemnify, protect and hold harmless Armada Data Corporation, 1498798 B.C. Ltd., Computershare Investor Services Inc., Aviva Insurance Company of Canada, each of their lawful successors and assigns, and any other party to the transaction (the "Obligees"), from and against all losses, costs and damages, including court costs and attorneys' fees that they may be subject to or liable for in respect of the cancellation and/or replacement of the Original(s) and/or the certificate(s) representing the Original(s) and/or the transfer or exchange of the Originals represented thereby, upon the transfer, exchange or issue of the Originals and/or a cheque for any cash payment. The rights accruing to the Obligees under the preceding sentence shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligations on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred. I acknowledge that a fee of CAD $0.002 per lost Share, is payable by the undersigned. Surety protection for the Obligees is provided under Blanket Lost Original Instruments/Waiver of Probate or Administration Bond No. 35900-16 issued by Aviva Insurance Company of Canada.

SHAREHOLDER SIGNATURE(S)

Signature guaranteed by (if required under Instruction 3)	Dated: __________________________________, 202___

Signature of Shareholder or authorized representative (see Instructions 2 and 4)
Authorized Signature
Address
Name of Guarantor (please print or type)
Name of Shareholder (please print or type)
Address of Guarantor (please print or type)
Daytime Telephone No

Name of authorized representative, if applicable (please print or type)

INSTRUCTIONS

1. Use of Letter of Transmittal

The method used to deliver this Letter of Transmittal and any accompanying certificates or other evidence of ownership representing Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received. The Acquiror and Armada recommend that the necessary documentation be hand delivered to the Depositary at its office(s) specified on the last page of this Letter of Transmittal, and a receipt obtained. The use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should not use this Letter of Transmittal and should contact that nominee for assistance in depositing those Shares.

2. Signatures

This Letter of Transmittal must be completed and signed by the holder of the Deposited Shares or by such holder's duly authorized representative (in accordance with Instruction 4).

(a) If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s) or other evidence of ownership, such signature(s) on this Letter of Transmittal must correspond with the names(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) or other evidence of ownership need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

(b) If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s) or other evidence of ownership:

(i) such deposited certificate(s) must be endorsed or be accompanied by an appropriate security transfer power of attorney duly and properly completed by the registered owner(s); and

(ii) the signature(s) on such endorsement or security transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3 below.

3. Guarantee of Signatures

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or if the Amalgamation is not completed and the Deposited Shares are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of Armada, or if the payment is to be issued in the name of a person other than the registered owner of the Deposited Shares, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a commercial bank or trust company in the United States, a member of the Shares Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4. Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. The Acquiror, Armada or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

5. Miscellaneous

(a) If the space on this Letter of Transmittal is insufficient to list all certificates or other evidence of ownership for Deposited Shares, additional certificate numbers and/or other documents evidencing ownership may be included on a separate signed list affixed to this Letter of Transmittal.

(b) If Deposited Shares are registered in different forms (e.g. "John Doe" and "J. Doe") a separate Letter of Transmittal should be signed for each different registration.

(c) No alternative, conditional or contingent deposits will be accepted.

(d) The Amalgamation Agreement will be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein. Any agreement in connection with the Amalgamation will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

(e) Additional copies of the Information Circular and this Letter of Transmittal may be obtained from the Depositary at any of its respective offices at the addresses listed below.

6. Lost Certificates

Option #1: If a share certificate has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss to the Depositary. The Depositary will respond with the replacement requirements.

Option #2: Alternatively, Shareholders who have lost, stolen, or destroyed their certificate(s) may participate in the Depositary's blanket bond program with Aviva Insurance Company of Canada by completing Box F above, and submitting the applicable certified cheque or money order made payable to Computershare Investor Services Inc.

7. Return of Certificates

If the Amalgamation does not proceed for any reason, any certificate(s) or other evidence of ownership representing the Deposited Shares received by the Depositary will be returned to you forthwith at the address specified below the signature of the undersigned (or if no such address or delivery instructions are made, to the latest address recorded on Armada's share register).

8. IRS Form W-9 - U.S. Shareholder

In order to avoid "backup withholding" of United States income tax on payments made on the Shares, a Shareholder that is a U.S. Holder (as defined below) must generally provide the person's correct taxpayer identification number ("TIN") on the IRS Form W-9 above and certify, under penalties of perjury, that such number is correct, that such Shareholder is not subject to backup withholding, and that such Shareholder is a U.S. person (including a U.S. resident alien). If the correct TIN is not provided or if any other information is not correctly provided, payments made with respect to the Shares may be subject to backup withholding of 24%. For the purposes of this Letter of Transmittal, a "U.S. Holder" means: a beneficial owner of Shares that, for United States federal income tax purposes, is (a) a citizen or resident of the United States, (b) a corporation, or other entity classified as a corporation for United States federal income tax purposes, that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia, (c) an estate if the income of such estate is subject to United States federal income tax regardless of the source of such income, (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for United States federal income tax purposes or (ii) a United States court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (e) a partnership, limited liability company or other entity classified as a partnership for United States tax purposes that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia.

Backup withholding is not an additional United States income tax. Rather, the United States income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Certain persons (including, among others, corporations, certain "not-for-profit" organizations, and certain non- U.S. persons) are not subject to backup withholding. A Shareholder that is a U.S. Holder should consult his or her tax advisor as to the Shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

The TIN for an individual United States citizen or resident is the individual's social security number.

Inserting the words "Awaiting TIN" on Part II of the IRS Form W-9 may be indicated if a Shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If "Awaiting TIN" is indicated, the Shareholder that is a U.S. Holder must also complete the Certificate of Awaiting Taxpayer Identification Number found in Box E in order to avoid backup withholding. If a Shareholder that is a U.S. Holder completes the Certificate of Awaiting Taxpayer Identification Number but does not provide a TIN within 60 days, such Shareholder will be subject to backup withholding at a rate of 24% until a TIN is provided.

Failure to furnish TIN - If you fail to furnish your correct TIN, you are subject to a penalty for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Non-U.S. Holders receiving payments in the U.S. should return a completed IRS Form W-8BEN, a copy of which is available from the Depositary upon request.

9. Privacy Notice

The Depositary is committed to protecting personal information. In the course of providing services, the Depositary receives non-public personal information about Shareholders from transactions the Depositary performs, forms a Shareholder may send to the Depositary or other communications the Depositary may have with a Shareholder and its representatives. This information could include a Shareholder's name, address, social insurance number, shareholdings and other financial information. The Depositary uses this to administer a Shareholder's account, to better serve client needs and for other lawful purposes relating to its services. The Depositary has prepared a Privacy Code to tell Shareholders more about its information practices and how their privacy is protected. It is available at the Depositary's website, at www.computershare.com, or by writing to the Depositary at 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1. The Depositary will use any information a Shareholder provides with this Letter of Transmittal in order to process a Shareholder's request and will consider a Shareholder's submission of this Letter of Transmittal as its consent to the foregoing.

10. Payment Entitlement Pickup Locations

Entitlements may be picked up at Depositary's applicable office locations with counter services. Pick-up instructions must be selected in Box A. Below are Depositary's applicable office locations:

Toronto

100 University Avenue
8th Floor, North Tower
Toronto ON M5J 2Y1

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . . ____

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ____

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ____

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ____

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person** **Date**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form **W-9** (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page 2

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid).
- Form 1099-DIV (dividends, including those from stocks or mutual funds).
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).
- Form 1099-NEC (nonemployee compensation).
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).
- Form 1099-S (proceeds from real estate transactions).
- Form 1099-K (merchant card and third-party network transactions).
- Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).
- Form 1099-C (canceled debt).
- Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 3-2024) Page 5

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* **Note:** The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Form W-9 (Rev. 3-2024) Page 6

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Go to *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

The Depositary is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Hand or by Courier

8th Floor, 100 University Avenue

Toronto, Ontario

M5J 2Y1

By Mail

P.O. Box 7021

31 Adelaide St. E.

Toronto, Ontario

M5C 3H2

Toll Free: 1-800-564-6253

Email: corporateactions@computershare.com

Any questions and requests for assistance may be directed to Computershare Investor

Services Inc. at the telephone number and location set out above.

Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery.